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                                   EXHIBIT 21

                           CNB FINANCIAL CORPORATION


             Form 10-K For The Fiscal Year Ended December 31, 1996

                         Subsidiaries of the Registrant


                                              Jurisdiction of Incorporation
     Name                                            or Organization
     ----                                     -----------------------------

County National Bank                          National Banking Association